Exhibit 10.1

ELEVENTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS ELEVENTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Eleventh Amendment”) is made and entered into this 31st day of July, 2021 by and between ANDREA ELECTRONICS CORPORATION (the “Company”), a New York corporation, and DOUGLAS J. ANDREA (the “Executive”).

WHEREAS, the Company and the Executive are parties to an Executive Employment Agreement dated as of August 1, 2014, as amended (collectively with all amendments, the “Agreement”), which provides that the Agreement would terminate on July 31, 2021, unless extended under its terms;

WHEREAS, the Company desires to continue to employ the Executive as the Chief Executive Officer of the Company and the Executive wishes to accept such continued employment under the terms and conditions set forth in the Agreement, as further modified by this Eleventh Amendment; and

WHEREAS, the parties desire to extend the term of the Agreement until January 31, 2022, subject to the terms of this Eleventh Amendment.

WHEREAS, the parties agree to modify the Agreement paragraph 4.(b) (1) Quarterly Bonus and (2) Annual Bonus to reflect an adjustment to remove the gain from the funds received from the U.S. Federal ‘Paycheck Protection Program’, including round one and round two, if and when it is forgiven and recognized as income in the financial statements.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a “Party” and together the “Parties”) agree as follows:

1. Amendment.

The term of the Agreement is hereby extended for the period beginning on August 1, 2021 and ending on January 31, 2022.

2. Ratification.

Except as modified and amended by this Eleventh Amendment, the Parties hereto hereby agree and confirm that the Agreement remains in full force and effect.

3. Counterparts.

This Eleventh Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this Eleventh Amendment as of July 31, 2021

ANDREA ELECTRONICS CORPORATION

By:	/s/ Louis Libin
Louis Libin
Director

By:	/s/ Joseph J. Migliozzi
Joseph J. Migliozzi
Director

By:	/s/ Jonathan D. Spaet
Jonathan D. Spaet
Director

EXECUTIVE

/s/ Douglas J. Andrea
Douglas J. Andrea

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